Exhibit 99.B(2)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, VICTORY PORTFOLIOS II, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, CEMPCLSSF Fund Limited is a company organized under the laws of the Cayman Islands and is a wholly-owned subsidiary of a series of the Trust (the “Subsidiary”);

NOW, THEREFORE, the undersigned hereby constitutes and appoints DAVID C. BROWN, MICHAEL D. POLICARPO, II, CHRISTOPHER K. DYER AND JAY G. BARIS, as attorneys for it and in its name, place and stead, and in its capacity as a company, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-181176, 811-22696) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Subsidiary has caused its name to be subscribed hereto by a Director on this 11th day of August 2016.

CEMPCLSSF Fund Limited

By:	/s/ Dennis M. Bushe
Dennis M. Bushe, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, VICTORY PORTFOLIOS II, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, CEMPCSVWF Fund Limited is a company organized under the laws of the Cayman Islands and is a wholly-owned subsidiary of a series of the Trust (the “Subsidiary”);

NOW, THEREFORE, the undersigned hereby constitutes and appoints DAVID C. BROWN, MICHAEL D. POLICARPO, II, CHRISTOPHER K. DYER AND JAY G. BARIS, as attorneys for it and in its name, place and stead, and in its capacity as a company, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-181176, 811-22696) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Subsidiary has caused its name to be subscribed hereto by a Director on this 11th day of August 2016.

CEMPCSVWF Fund Limited

By:	/s/ Dennis M. Bushe
Dennis M. Bushe, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, VICTORY PORTFOLIOS II, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, CEMPCLSSF Fund Limited is a company organized under the laws of the Cayman Islands and is a wholly-owned subsidiary of a series of the Trust (the “Subsidiary”);

NOW, THEREFORE, the undersigned hereby constitutes and appoints DAVID C. BROWN, MICHAEL D. POLICARPO, II, CHRISTOPHER K. DYER AND JAY G. BARIS, as attorneys for it and in its name, place and stead, and in its capacity as a company, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-181176, 811-22696) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Subsidiary has caused its name to be subscribed hereto by a Director on this 10th day of August 2016.

CEMPCLSSF Fund Limited

By:	/s/ Gloria S. Nelund
Gloria S. Nelund, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, VICTORY PORTFOLIOS II, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, CEMPCSVWF Fund Limited is a company organized under the laws of the Cayman Islands and is a wholly-owned subsidiary of a series of the Trust (the “Subsidiary”);

NOW, THEREFORE, the undersigned hereby constitutes and appoints DAVID C. BROWN, MICHAEL D. POLICARPO, II, CHRISTOPHER K. DYER AND JAY G. BARIS, as attorneys for it and in its name, place and stead, and in its capacity as a company, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-181176, 811-22696) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Subsidiary has caused its name to be subscribed hereto by a Director on this 10th day of August 2016.

CEMPCSVWF Fund Limited

By:	/s/ Gloria S. Nelund
Gloria S. Nelund, Director